Exhibit 99.3
CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
REVENUES:
Minimum rents	$167,609	$168,288	$328,397	$339,202
Percentage rents	1,756	2,062	5,222	5,802
Other rents	4,683	4,582	9,996	9,590
Tenant reimbursements	71,732	77,022	142,219	153,832
Management, development and leasing fees	1,966	1,568	4,435	2,905
Other	7,852	8,597	16,001	17,957
Total revenues	255,598	262,119	506,270	529,288

OPERATING EXPENSES:
Property operating	36,562	35,984	74,923	76,143
Depreciation and amortization	68,126	71,839	131,283	139,538
Real estate taxes	23,756	25,124	46,602	49,450
Maintenance and repairs	13,419	14,044	26,575	30,052
General and administrative	11,993	11,241	25,793	23,041
Other	6,559	7,046	13,317	15,349
Total operating expenses	160,415	165,278	318,493	333,573
Income from operations	95,183	96,841	187,777	195,715
Interest and other income	1,298	612	2,373	1,157
Interest expense	(61,400)	(70,914)	(121,460)	(139,127)
Gain on extinguishment of debt	—	—	—	581
Gain (loss) on sales of real estate assets	2,543	(97)	3,130	712
Equity in earnings of unconsolidated affiliates	2,073	1,455	3,339	3,233
Income tax (provision) benefit	(267)	4,653	(39)	6,423
Income from continuing operations	39,430	32,550	75,120	68,694
Operating income (loss) of discontinued operations	(21)	(3,156)	(71)	24,594
Gain (loss) on discontinued operations	(16)	138	895	152
Net income	39,393	29,532	75,944	93,440
Net income attributable to noncontrolling interests in:
Operating partnership	(5,197)	(2,752)	(9,559)	(13,203)
Other consolidated subsidiaries	(4,805)	(6,404)	(10,945)	(12,542)
Net income attributable to the Company	29,391	20,376	55,440	67,695
Preferred dividends	(10,594)	(10,594)	(21,188)	(21,188)
Net income attributable to common shareholders	$18,797	$9,782	$34,252	$46,507

Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.12	$0.08	$0.22	$0.18
Discontinued operations	—	(0.01)	0.01	0.13
Net income attributable to common shareholders	$0.12	$0.07	$0.23	$0.31
Weighted average common shares outstanding	150,913	148,356	149,704	148,214
Diluted earnings per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.12	$0.08	$0.22	$0.18
Discontinued operations	—	(0.01)	0.01	0.13
Net income attributable to common shareholders	$0.12	$0.07	$0.23	$0.31
Weighted average common and potential dilutive common shares outstanding	150,954	148,398	149,746	148,262
Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$18,826	$12,134	$33,603	$27,233
Discontinued operations	(29)	(2,352)	649	19,274
Net income attributable to common shareholders	$18,797	$9,782	$34,252	$46,507

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

The Company's calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Net income attributable to common shareholders	$18,797	$9,782	$34,252	$46,507
Noncontrolling interest in income of operating partnership	5,197	2,752	9,559	13,203
Depreciation and amortization expense of:
Consolidated properties	68,126	71,839	131,283	139,538
Unconsolidated affiliates	11,008	8,597	22,119	14,112
Discontinued operations	—	272	116	640
Non-real estate assets	(471)	(589)	(888)	(1,227)
Noncontrolling interests' share of depreciation and amortization	(1,883)	(153)	(2,329)	(302)
Loss on impairment of real estate, net of tax benefit	—	2,256	196	5,002
Gain on depreciable property	—	—	(493)	—
(Gain) loss on discontinued operations, net of tax provision	8	(103)	(557)	(117)
Funds from operations of the operating partnership	100,782	94,653	193,258	217,356
Gain on extinguishment of debt	—	—	—	(32,015)
Funds from operations of the operating partnership, as adjusted	$100,782	$94,653	$193,258	$185,341

Funds from operations per diluted share	$0.53	$0.50	$1.02	$1.14
Gain on extinguishment of debt(1)	—	—	—	(0.17)
Funds from operations, as adjusted, per diluted share	$0.53	$0.50	$1.02	$0.97
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	190,277	190,415	190,218	190,338

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$100,782	$94,653	$193,258	$217,356
Percentage allocable to common shareholders (2)	79.33%	77.93%	78.72%	77.89%
Funds from operations allocable to common shareholders	$79,950	$73,763	$152,133	$169,299

Funds from operations of the operating partnership, as adjusted	$100,782	$94,653	$193,258	$185,341
Percentage allocable to common shareholders (2)	79.33%	77.93%	78.72%	77.89%
Funds from operations allocable to Company shareholders, as adjusted	$79,950	$73,763	$152,133	$144,362

(1)	Diluted per share amounts presented for reconciliation purposes may differ from actual diluted per share amounts due to rounding.
(2)
Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 4.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

	Three Months Ended June 30,		Six Months Ended June 30,
SUPPLEMENTAL FFO INFORMATION:	2012	2011	2012	2011

Lease termination fees	$1,408	$610	$2,158	$2,239
Lease termination fees per share	$0.01	$—	$0.01	$0.01

Straight-line rental income	$1,812	$557	$2,222	$1,685
Straight-line rental income per share	$0.01	$—	$0.01	$0.01

Gains on outparcel sales	$2,754	$1,184	$2,853	$1,993
Gains on outparcel sales per share	$0.01	$0.01	$0.01	$0.01

Net amortization of acquired above- and below-market leases	$638	$692	$780	$1,206
Net amortization of acquired above- and below-market leases per share	$—	$—	$—	$0.01

Net amortization of debt premiums (discounts)	$603	$604	$1,055	$1,357
Net amortization of debt premiums (discounts) per share	$—	$—	$0.01	$0.01

Income tax (provision) benefit	$(267)	$4,653	$(39)	$6,423
Income tax (provision) benefit per share	$—	$0.02	$—	$0.03

Loss on impairment of real estate from discontinued operations	$—	$(3,950)	$(293)	$(6,696)
Loss on impairment of real estate from discontinued operations per share	$—	$(0.02)	$—	$(0.04)

Gain on extinguishment of debt from discontinued operations	$—	$—	$—	$31,434
Gain on extinguishment of debt from discontinued operations per share	$—	$—	$—	$0.17

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Net income attributable to the Company	$29,391	$20,376	$55,440	$67,695

Adjustments:
Depreciation and amortization	68,126	71,839	131,283	139,538
Depreciation and amortization from unconsolidated affiliates	11,008	8,597	22,119	14,112
Depreciation and amortization from discontinued operations	—	272	116	640
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,883)	(153)	(2,329)	(302)
Interest expense	61,400	70,914	121,460	139,127
Interest expense from unconsolidated affiliates	11,093	8,658	22,296	14,460
Interest expense from discontinued operations	1	1	2	179
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,002)	(256)	(1,462)	(500)
Abandoned projects expense	1	51	(123)	51
(Gain) loss on sales of real estate assets	(2,543)	97	(3,130)	(712)
Gain on sales of real estate assets of unconsolidated affiliates	(220)	(1,246)	(215)	(1,246)
Gain on extinguishment of debt	—	—	—	(581)
Gain on extinguishment of debt from discontinued operations	—	—	—	(31,434)
Writedown of mortgage notes receivable	—	—	—	1,500
Loss on impairment of real estate from discontinued operations	—	3,950	293	6,696
Income tax provision (benefit)	267	(4,653)	39	(6,423)
Net income attributable to noncontrolling interest in earnings of operating partnership	5,197	2,752	9,559	13,203
(Gain) loss on discontinued operations	16	(138)	(895)	(152)
Operating partnership's share of total NOI	180,852	181,061	354,453	355,851
General and administrative expenses	11,993	11,241	25,793	23,041
Management fees and non-property level revenues	(6,523)	(7,857)	(13,285)	(10,344)
Operating partnership's share of property NOI	186,322	184,445	366,961	368,548
Non-comparable NOI	(7,957)	(11,385)	(13,220)	(20,775)
Total same-center NOI	$178,365	$173,060	$353,741	$347,773
Total same-center NOI percentage change	3.1%		1.7%

Total same-center NOI	$178,365	$173,060	$353,741	$347,773
Less lease termination fees	(1,186)	(500)	(1,942)	(2,014)
Total same-center NOI, excluding lease termination fees	$177,179	$172,560	$351,799	$345,759

Malls	$159,328	$154,768	$315,203	$309,284
Associated centers	8,194	7,742	16,287	15,589
Community centers	4,991	4,749	10,123	9,909
Offices and other	4,666	5,301	10,186	10,977
Total same-center NOI, excluding lease termination fees	$177,179	$172,560	$351,799	$345,759

Percentage Change:
Malls	2.9%		1.9%
Associated centers	5.8%		4.5%
Community centers	5.1%		2.2%
Offices and other	(12)%		(7.2)%
Total same-center NOI, excluding lease termination fees	2.7%		1.7%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	As of June 30, 2012
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,886,105	$807,103	$4,693,208
Noncontrolling interests' share of consolidated debt	(69,684)	—	(69,684)
Company's share of unconsolidated affiliates' debt	673,154	126,890	800,044
Company's share of consolidated and unconsolidated debt	$4,489,575	$933,993	$5,423,568
Weighted average interest rate	5.47%	2.53%	4.96%

	As of June 30, 2011
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,079,044	$1,115,053	$5,194,097
Noncontrolling interests' share of consolidated debt	(15,554)	(928)	(16,482)
Company's share of unconsolidated affiliates' debt	395,222	150,203	545,425
Company's share of consolidated and unconsolidated debt	$4,458,712	$1,264,328	$5,723,040
Weighted average interest rate	5.64%	2.59%	4.97%

Debt-To-Total-Market Capitalization Ratio as of June 30, 2012
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	190,194	$19.54	$3,716,391
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
Total market equity			4,285,141
Company's share of total debt			5,423,568
Total market capitalization			$9,708,709
Debt-to-total-market capitalization ratio			55.9%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on June 29, 2012.
     The stock prices for the preferred stocks represent the liquidation preference of each respective series.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
2012:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	150,913	150,954	149,704	149,746
Weighted average operating partnership units	39,323	39,323	40,472	40,472
Weighted average shares- FFO	190,236	190,277	190,176	190,218

2011:
Weighted average shares - EPS	148,356	148,398	148,214	148,262
Weighted average operating partnership units	42,017	42,017	42,076	42,076
Weighted average shares- FFO	190,373	190,415	190,290	190,338

Dividend Payout Ratio

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Weighted average cash dividend per share	$0.22896	$0.21913	$0.45792	$0.44947
FFO per diluted, fully converted share, as adjusted	$0.53	$0.50	$1.02	$0.97
Dividend payout ratio	43.2%	43.8%	44.9%	46.3%

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Consolidated Balance Sheets
(Unaudited; in thousands, except share data)

	June 30, 2012	December 31, 2011
ASSETS
Real estate assets:
Land	$888,084	$851,303
Buildings and improvements	7,020,394	6,777,776
	7,908,478	7,629,079
Accumulated depreciation	(1,873,310)	(1,762,149)
	6,035,168	5,866,930
Held for sale	—	14,033
Developments in progress	139,500	124,707
Net investment in real estate assets	6,174,668	6,005,670
Cash and cash equivalents	71,537	56,092
Receivables:
Tenant, net of allowance for doubtful accounts of $2,051 and $1,760 in 2012 and 2011, respectively	71,520	74,160
Other, net of allowance for doubtful accounts of $1,248 and $1,400 in 2012 and 2011, respectively	8,156	11,592
Mortgage and other notes receivable	25,442	34,239
Investments in unconsolidated affiliates	304,663	304,710
Intangible lease assets and other assets	257,625	232,965
	$6,913,611	$6,719,428

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$4,693,208	$4,489,355
Accounts payable and accrued liabilities	323,470	303,577
Total liabilities	5,016,678	4,792,932
Commitments and contingencies
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	38,218	32,271
Redeemable noncontrolling preferred joint venture interest	423,777	423,834
Total redeemable noncontrolling interests	461,995	456,105
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
Common stock, $.01 par value, 350,000,000 shares authorized, 158,560,145 and 148,364,037 issued and outstanding in 2012 and 2011, respectively	1,586	1,484
Additional paid-in capital	1,697,943	1,657,927
Accumulated other comprehensive income	4,146	3,425
Dividends in excess of cumulative earnings	(432,908)	(399,581)
Total shareholders' equity	1,270,790	1,263,278
Noncontrolling interests	164,148	207,113
Total equity	1,434,938	1,470,391
	$6,913,611	$6,719,428

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Condensed combined financial statement information of the unconsolidated affiliates is presented as follows:
(Unaudited; in thousands)

	As of
	June 30, 2012	December 31, 2011
ASSETS:
Investment in real estate assets	$2,220,979	$2,239,160
Less: Accumulated depreciation	(480,465)	(447,121)
	1,740,514	1,792,039
Construction in progress	20,966	19,640
Net investment in real estate assets	1,761,480	1,811,679
Other assets	180,056	190,465
Total assets	$1,941,536	$2,002,144

LIABILITIES:
Mortgage and other notes payable	$1,465,123	$1,478,601
Other liabilities	43,114	51,818
Total liabilities	1,508,237	1,530,419

OWNERS' EQUITY:
The Company	263,547	267,136
Other investors	169,752	204,589
Total owners' equity	433,299	471,725
Total liabilities and owners’ equity	$1,941,536	$2,002,144

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Total revenues	$62,205	$36,851	$124,499	$76,947
Depreciation and amortization	(20,718)	(12,662)	(41,484)	(25,100)
Other operating expenses	(18,076)	(10,539)	(37,023)	(22,805)
Income from operations	23,411	13,650	45,992	29,042
Interest expense	(21,086)	(13,080)	(42,197)	(26,237)
Gain on sales of real estate assets	430	1,665	430	1,665
Net income	$2,755	$2,235	$4,225	$4,470

	Company's Share for the Three Months Ended June 30,		Company's Share for the Six Months Ended June 30,
	2012	2011	2012	2011

Total revenues	$32,976	$20,430	$66,387	$42,984
Depreciation and amortization	(11,008)	(7,097)	(22,119)	(14,112)
Other operating expenses	(9,022)	(5,923)	(18,853)	(12,425)
Income from operations	12,946	7,410	25,415	16,447
Interest expense	(11,093)	(7,201)	(22,296)	(14,460)
Gain on sales of real estate assets	220	1,246	220	1,246
Net income	$2,073	$1,455	$3,339	$3,233

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
EBITDA:
Net income attributable to the Company	$29,391	$20,376	$55,440	$67,695

Adjustments:
Depreciation and amortization	68,126	71,839	131,283	139,538
Depreciation and amortization from unconsolidated affiliates	11,008	8,597	22,119	14,112
Depreciation and amortization from discontinued operations	—	272	116	640
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,883)	(153)	(2,329)	(302)
Interest expense	61,400	70,914	121,460	139,127
Interest expense from unconsolidated affiliates	11,093	8,658	22,296	14,460
Interest expense from discontinued operations	1	1	2	179
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,002)	(256)	(1,462)	(500)
Income and other taxes	1,103	(4,114)	1,017	(5,834)
Gain on extinguishment of debt	—	—	—	(581)
Gain on extinguishment of debt from discontinued operations	—	—	—	(31,434)
Writedown of mortgage note receivable	—	—	—	1,500
Loss on impairment of real estate from discontinued operations	—	3,950	293	6,696
Abandoned projects	1	51	(123)	51
Net income attributable to noncontrolling interest in earnings of operating partnership	5,197	2,752	9,559	13,203
Gain on depreciable property	—	—	(493)	—
(Gain) loss on discontinued operations	16	(138)	(895)	(152)
Company's share of total EBITDA	$184,451	$182,749	$358,283	$358,398

Interest Expense:
Interest expense	$61,400	$70,914	$121,460	$139,127
Interest expense from unconsolidated affiliates	11,093	8,658	22,296	14,460
Interest expense from discontinued operations	1	1	2	179
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,002)	(256)	(1,462)	(500)
Company's share of total interest expense	$71,492	$79,317	$142,296	$153,266

Ratio of EBITDA to Interest Expense	2.58	2.30	2.52	2.34

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Company's share of total EBITDA	$184,451	$182,749	$358,283	$358,398
Interest expense	(61,400)	(70,914)	(121,460)	(139,127)
Interest expense from discontinued operations	(1)	(1)	(2)	(179)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	1,002	256	1,462	500
Income and other taxes	(1,103)	4,114	(1,017)	5,834
Net amortization of deferred financing costs and debt premiums (discounts)	1,716	3,888	3,787	6,088
Net amortization of intangible lease assets	(419)	(274)	(147)	(527)
Depreciation and interest expense from unconsolidated affiliates	(22,101)	(17,255)	(44,415)	(28,572)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	1,883	153	2,329	302
Noncontrolling interests in earnings of other consolidated subsidiaries	4,805	6,404	10,945	12,542
(Gain) loss on outparcel sales	(2,543)	97	(2,637)	(712)
Realized (gain) loss on available for sale securities	(160)	—	(160)	22
Equity in earnings of unconsolidated affiliates	(2,073)	(1,455)	(3,339)	(3,233)
Distributions from unconsolidated affiliates	4,147	2,463	7,314	3,922
Share-based compensation expense	464	429	1,739	1,502
Provision for doubtful accounts	663	83	1,331	1,542
Change in deferred tax assets	(507)	(4,668)	2,316	(4,926)
Changes in operating assets and liabilities	20,671	12,712	4,988	(15,781)
Cash flows provided by operating activities	$129,495	$118,781	$221,317	$197,595

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable

Operating Properties:
Nashville, TN	RiverGate Mall	Sep-12	Sep-13	3.47%	$77,500		$—	$77,500
Livonia, MI	Laurel Park Place	Dec-12		8.50%	44,669		44,669	—
Monroeville, PA	Monroeville Mall	Jan-13		5.73%	107,910		107,910	—
Statesboro, GA	Statesboro Crossing	Feb-13		1.25%	13,546		—	13,546
Greensburg, PA	Westmoreland Mall	Mar-13		5.05%	65,009		65,009	—
Columbia, SC	Columbia Place	Sep-13		5.45%	27,265		27,265	—
St. Louis, MO	South County Center	Oct-13		4.96%	73,148		73,148	—
Joplin, MO	Northpark Mall	Mar-14		5.75%	34,396		34,396	—
Laredo, TX	Mall del Norte	Dec-14		5.04%	113,400		113,400	—
D'lberville, MS	The Promenade	Dec-14	Dec-16	1.93%	58,000		—	58,000
Rockford, IL	CherryVale Mall	Oct-15		5.00%	83,302		83,302	—
Brookfield, IL	Brookfield Square	Nov-15		5.08%	93,358		93,358	—
Madison, WI	East Towne Mall	Nov-15		5.00%	71,029		71,029	—
Madison, WI	West Towne Mall	Nov-15		5.00%	100,329		100,329	—
Bloomington, IL	Eastland Mall	Dec-15		5.85%	59,400		59,400	—
Decatur, IL	Hickory Point Mall	Dec-15		5.85%	29,937		29,937	—
Gettysburg, PA	The Outlet Shoppes at Gettysburg	Feb-16		5.87%	40,517		40,517	—
Nashville, TN	CoolSprings Crossing	Apr-16		2.14%	13,105	(a)	13,105	—
Chattanooga, TN	Gunbarrel Pointe	Apr-16		2.24%	11,664	(b)	11,664	—
Janesville, WI	Janesville Mall	Apr-16		8.38%	5,960		5,960	—
Stroud, PA	Stroud Mall	Apr-16		2.19%	35,047	(c)	35,047	—
York, PA	York Galleria	Apr-16		2.15%	55,985	(d)	55,985	—
Akron, OH	Chapel Hill Mall	Aug-16		6.10%	70,697		70,697	—
Chesapeake, VA	Greenbrier Mall	Aug-16		5.91%	77,823		77,823	—
Chattanooga, TN	Hamilton Place	Aug-16		5.86%	107,045		107,045	—
Midland, MI	Midland Mall	Aug-16		6.10%	34,889		34,889	—
St. Louis, MO	Chesterfield Mall	Sep-16		5.74%	140,000		140,000	—
Minot, ND	Dakota Square Mall	Nov-16		6.23%	58,938		58,938	—
Fairview Heights, IL	St. Clair Square	Dec-16		3.47%	124,625		—	124,625
Southaven, MS	Southaven Towne Center	Jan-17		5.50%	42,198		42,198	—
Cary, NC	Cary Towne Center	Mar-17		8.50%	56,957		56,957	—
Charleston, SC	Citadel Mall	Apr-17		5.68%	69,483		69,483	—
Chattanooga, TN	Hamilton Corner	Apr-17		5.67%	15,742		15,742	—
Layton, UT	Layton Hills Mall	Apr-17		5.66%	99,298		99,298	—
Lafayette, LA	Mall of Acadiana	Apr-17		5.67%	138,937		138,937	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17		5.67%	41,016		41,016	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17		5.67%	20,787		20,787	—
Cincinnati, OH	EastGate Crossing	May-17		5.66%	15,468		15,468	—
El Paso, TX	The Outlet Shoppes at El Paso	Dec-17		7.06%	66,787		66,787	—
Winston-Salem, NC	Hanes Mall	Oct-18		6.99%	157,267		157,267	—
Terre Haute, IN	Honey Creek Mall	Jul-19		8.00%	31,360		31,360	—
Daytona Beach, FL	Volusia Mall	Jul-19		8.00%	53,946		53,946	—
Chattanooga, TN	The Terrace	Jun-20		7.25%	14,348		14,348	—
Burnsville, MN	Burnsville Center	Jul-20		6.00%	80,088		80,088	—
Huntsville, AL	Parkway Place	Jul-20		6.50%	40,630		40,630	—
Roanoke, VA	Valley View Mall	Jul-20		6.50%	62,880		62,880	—
Beaumont, TX	Parkdale Mall & Crossing	Mar-21		5.85%	92,822		92,822	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	Mar-21		5.73%	59,452		59,452	—
Cincinnati, OH	EastGate Mall	Apr-21		5.83%	42,845		42,845	—
Chattanooga, TN	Hamilton Crossing & Expansion	Apr-21		5.99%	10,383		10,383	—
Little Rock, AR	Park Plaza Mall	Apr-21		5.28%	97,092		97,092	—
Wausau, WI	Wausau Center	Apr-21		5.85%	19,377		19,377	—
Lexington, KY	Fayette Mall	May-21		5.42%	181,104		181,104	—
St. Louis, MO	Mid Rivers Mall	May-21		5.88%	90,188		90,188	—
Burlington, NC	Alamance Crossing - East	Jul-21		5.83%	50,308		50,308	—

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable
Asheville, NC	Asheville Mall	Sep-21		5.80%	76,986		76,986	—
Fayetteville, NC	Cross Creek Mall	Jan-22		4.54%	138,732		138,732	—
North Charleston, SC	Northwoods Mall	Apr-22		5.08%	72,837		72,837	—
Douglasville, GA	Arbor Place	May-22		5.10%	121,873		121,873	—
Chattanooga, TN	CBL Center I & II	Jun-22		5.00%	21,954		21,954	—
Saginaw, MI	Fashion Square	Jun-22		4.95%	42,000		42,000	—
Louisville, KY	Jefferson Mall	Jun-22		4.75%	71,190		71,190	—
Colonial Heights, VA	Southpark Mall	Jun-22		4.85%	67,000		67,000	—
Spartanburg, SC	WestGate Mall	Jul-22		4.99%	40,000		40,000	—
	SUBTOTAL				$4,131,828		$3,858,157	$273,671
Weighted average interest rate					5.26%		5.42%	3.03%

Debt Premiums (Discounts): (e)

Livonia, MI	Laurel Park Place	Dec-12		7.54%	$571		$571	$—
Monroeville, PA	Monroeville Mall	Jan-13		5.83%	241		241	—
St. Louis, MO	South County Center	Oct-13		4.96%	(485)		(485)	—
St. Louis, MO	Chesterfield Mall	Sep-16		4.96%	(1,132)		(1,132)	—
Minot, ND	Dakota Square Mall	Nov-16		5.03%	2,952		2,952	—
El Paso, TX	The Outlet Shoppes at El Paso	Dec-17		4.75%	7,408		7,408	—
Joplin, MO	Northpark Mall	Apr-22		5.08%	129		129	—
	SUBTOTAL				$9,684		$9,684	$—

Total Loans On Operating Properties And Debt Premiums (Discounts)					$4,141,512		$3,867,841	$273,671
Weighted average interest rate					5.26%		5.42%	3.03%

Construction Loans:

Madison, MS	The Forum at Grandview - Land	Sep-12	Sep-13	3.74%	$2,023		$—	$2,023
Madison, MS	The Forum at Grandview	Sep-13	Sep-14	3.24%	10,200		—	10,200
Burlington, NC	Alamance West	Dec-13	Dec-15	3.24%	16,000		—	16,000
	SUBTOTAL			3.28%	$28,223		$—	$28,223

Credit Facilities:
Secured credit facilities:
$525,000 capacity		Feb-14	Feb-15	2.75%	—		—	—
$520,000 capacity		Apr-14		2.75%	110,000		—	110,000
$105,000 capacity		Jun-15	Jun-16	2.49%	—		—	—
Total secured facilities				2.75%	110,000		—	110,000
Unsecured term facilities:
Starmount		Nov-12		1.35%	167,209		—	167,209
General		Apr-13		1.84%	228,000		—	228,000
Total term facilities				1.63%	395,209		—	395,209
	SUBTOTAL			1.88%	$505,209		$—	$505,209

Other	Pearland Town Center				$18,264	(f)	$18,264	$—

Total Consolidated Debt					$4,693,208		$3,886,105	$807,103
Weighted average interest rate					4.89%		5.43%	2.32%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Lee's Summit, MO	Summit Fair	Jul-12		5.00%	$16,368	(g)	$—	$16,368
Greensboro, NC	Bank of America Building	Apr-13		5.33%	4,625		4,625	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	2,555		2,555	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	405		405	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	1,100		1,100	—
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	38,812		38,812	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	971		971	—

		Original Maturity	Optional Extended Maturity	Interest			Balance
Location	Property	Date	Date	Rate	Balance		Fixed	Variable
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	7,850		7,850	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	1,533		1,533	—
St. Louis, MO	West County Center	Apr-13		5.19%	71,870		71,870	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13	Nov-14	3.74%	42,487		—	42,487
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.74%	3,085		—	3,085
Port Orange, FL	The Pavilion at Port Orange	Mar-14	Mar-15	3.75%	64,950		—	64,950
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	40,702		40,702	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	31,894		31,894	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	137,850		137,850	—
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	92,592		92,592	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	17,054		17,054	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	10,562		10,562	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	12,410		12,410	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	20,756		20,756	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	7,035		7,035	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	95,400	(h)	95,400	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	2,805		2,805	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	55,141		55,141	—
York, PA	York Town Center	Feb-22		4.90%	18,905		18,905	—
	SUBTOTAL				$799,717		$672,827	$126,890

Debt Premiums (Discounts) - Unconsolidated:
St. Louis, MO	West County Center	Apr-13		5.85%	$327		$327	$—

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
Gettysburg, PA	The Outlet Shoppes at Gettysburg	50%		5.87%	$(20,258)		$(20,258)	—
Chattanooga, TN	Hamilton Place	10%		5.86%	(10,705)		(10,705)	—
Chattanooga, TN	Hamilton Corner	10%		5.67%	(1,574)		(1,574)	—
El Paso, TX	The Outlet Shoppes at El Paso	25%		7.06%	(16,697)		(16,697)	—
Chattanooga, TN	The Terrace	8%		7.25%	(1,148)		(1,148)	—
Oklahoma City, OK	The Outlet Shoppes at Oklahoma City	25%		5.73%	(14,863)		(14,863)	—
Chattanooga, TN	Hamilton Crossing & Expansion	8%		5.99%	(831)		(831)	—
Chattanooga, TN	CBL Center I & II	8%		5.00%	(1,756)		(1,756)	—
	SUBTOTAL				$(67,832)		$(67,832)	$—

Less Noncontrolling Interests' Share Of Debt Premium:
El Paso, TX	The Outlet Shoppes at El Paso	25%		4.75%	$(1,852)		$(1,852)	$—

Company's Share Of Consolidated And Unconsolidated Debt					$5,423,568		$4,489,575	$933,993
Weighted average interest rate					4.96%		5.47%	2.53%

Total Debt of Unconsolidated Affiliates:
Lee's Summit, MO	Summit Fair	Jul-12		5.00%	$60,623		$—	$60,623
Greensboro, NC	Bank of America Building	Apr-13		5.33%	9,250		9,250	—
Greensboro, NC	First Citizens Bank Building	Apr-13		5.33%	5,110		5,110	—
Greensboro, NC	First National Bank Building	Apr-13		5.33%	809		809	—
Greensboro, NC	Friendly Center Office Building	Apr-13		5.33%	2,199		2,199	—
Greensboro, NC	Friendly Shopping Center	Apr-13		5.33%	77,625		77,625	—
Greensboro, NC	Green Valley Office Building	Apr-13		5.33%	1,941		1,941	—
Greensboro, NC	Renaissance Center Phase II	Apr-13		5.22%	15,700		15,700	—
Greensboro, NC	Wachovia Office Building	Apr-13		5.33%	3,066		3,066	—
St. Louis, MO	West County Center	Apr-13		5.19%	143,740		143,740	—
West Melbourne, FL	Hammock Landing Phase I	Nov-13	Nov-14	3.74%	42,487		—	42,487
West Melbourne, FL	Hammock Landing Phase II	Nov-13		3.74%	3,085		—	3,085
Port Orange, FL	The Pavilion at Port Orange	Mar-14	Mar-15	3.75%	64,950		—	64,950
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14		5.09%	81,403	(h)	81,403	—
El Centro, CA	Imperial Valley Mall	Sep-15		4.99%	53,156		53,156	—
Overland Park, KS	Oak Park Mall	Dec-15		5.85%	275,700		275,700	—

		Original Maturity	Optional Extended Maturity	Interest		Balance
Location	Property	Date	Date	Rate	Balance	Fixed	Variable
Raleigh, NC	Triangle Town Center	Dec-15		5.74%	185,185	185,185	—
Greensboro, NC	Renaissance Center Phase I	Jul-16		5.61%	34,109	34,109	—
Clarksville, TN	Governor's Square Mall	Sep-16		8.23%	22,237	22,237	—
Paducah, KY	Kentucky Oaks Mall	Jan-17		5.27%	24,820	24,820	—
Greensboro, NC	The Shops at Friendly Center	Jan-17		5.90%	41,513	41,513	—
Harrisburg, PA	High Pointe Commons	May-17		5.74%	14,069	14,069	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17		5.60%	190,800	190,800	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17		6.10%	5,611	5,611	—
Nashville, TN	CoolSprings Galleria	Jun-18		6.98%	110,281	110,281	—
York, PA	York Town Center	Feb-22		4.90%	37,811	37,811	—
					$1,507,280	$1,336,135	$171,145
Weighted average interest rate					5.58%	5.76%	4.19%

(a)
The Company has an interest rate swap on a notional amount of $13,104, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(b)
The Company has an interest rate swap on a notional amount of $11,664, amortizing to $10,083 over the term of the swap, related to Gunbarrel Point to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(c)
The Company has an interest rate swap on a notional amount of $35,047, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(d)
The Company has an interest rate swap on a notional amount of $55,985, amortizing to $48,337 over the term of the swap, related to York Galleria Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(e)	The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.

(f)
Pearland Town Center is owned 88% by the Company and 12% by a noncontrolling partner. This amount represents the noncontrolling partner's equity contribution that is accounted for as a financing due to certain terms of the joint venture agreement.

(g)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is approximately $18,615.

(h)
Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2012	$211,878	$16,368	$—	$228,246	4.21%
2013	594,401	132,806	—	727,207	13.41%
2014	286,260	83,189	—	369,449	6.81%
2015	453,355	327,286	—	780,641	14.39%
2016	834,295	27,616	(30,963)	830,948	15.32%
2017	566,673	138,406	(18,271)	686,808	12.66%
2018	157,267	55,141	—	212,408	3.92%
2019	85,306	—	—	85,306	1.57%
2020	197,946	—	(1,148)	196,798	3.63%
2021	720,557	—	(15,694)	704,863	13%
2022	575,586	18,905	(1,756)	592,735	10.93%
Face Amount of Debt	4,683,524	799,717	(67,832)	5,415,409	99.85%
Net Premiums (Discounts) on Debt	9,684	327	(1,852)	8,159	0.15%
Total	$4,693,208	$800,044	$(69,684)	$5,423,568	100%

Based on Original Maturity Dates:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2012	$291,401	$16,368	$—	$307,769	5.67%
2013	541,078	175,293	—	716,371	13.2%
2014	334,060	105,652	—	439,712	8.1%
2015	437,355	262,336	—	699,691	12.9%
2016	776,295	27,616	(30,963)	772,948	14.25%
2017	566,673	138,406	(18,271)	686,808	12.66%
2018	157,267	55,141	—	212,408	3.92%
2019	85,306	—	—	85,306	1.57%
2020	197,946	—	(1,148)	196,798	3.63%
2021	720,557	—	(15,694)	704,863	13%
2022	575,586	18,905	(1,756)	592,735	10.93%
Face Amount of Debt	4,683,524	799,717	(67,832)	5,415,409	99.85%
Net Premiums (Discounts) on Debt	9,684	327	(1,852)	8,159	0.15%
Total	$4,693,208	$800,044	$(69,684)	$5,423,568	100%

Debt Covenant Compliance Ratios

Covenant	Required	Actual	In Compliance
Debt to Gross Asset Value	<65%	52.5%	Yes
Interest Coverage Ratio *	>1.75x	2.54x	Yes
Debt Service Coverage Ratio *	>1.50x	1.97x	Yes

* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	699,453	$40.15	$42.59	6.1%	$44.18	10.0%
Stabilized malls	647,723	41.78	44.44	6.4%	46.06	10.2%
New leases	109,772	47.86	51.24	7.1%	54.19	13.2%
Renewal leases	537,951	40.54	43.05	6.2%	44.40	9.5%

Year-to-Date:
All Property Types (1)	1,499,471	$38.85	$40.80	5.0%	$42.18	8.6%
Stabilized malls	1,386,431	40.29	42.47	5.4%	43.90	8.9%
New leases	246,192	43.49	52.77	21.3%	55.96	28.7%
Renewal leases	1,140,239	39.60	40.25	1.6%	41.29	4.3%

Total Leasing Activity

Square Feet
Quarter:
Operating portfolio:
New leases	433,929
Renewal leases	759,038
Development portfolio	47,977
Total leased	1,240,944

Year-to-Date:
Operating Portfolio:
New leases	750,714
Renewal leases	2,097,554
Development Portfolio	160,315
Total leased	3,008,583

Average Annual Base Rents Per Square Foot (3) By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of June 30,
	2012	2011
Stabilized malls	$29.31	$29.07
Non-stabilized malls	22.64	26.18
Associated centers	11.85	12.19
Community centers	15.48	13.41
Office buildings	18.23	17.94

(1) Includes stabilized malls, associated centers, community centers and other.
(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.
(3) Average annual base rents per square foot are based on contractual rents in effect as of June 30, 2012, including the impact of any rent concessions.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Top 25 Tenants Based On Percentage Of Total Annualized Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	161	817,473	2.84%
2	Foot Locker, Inc.	172	669,221	2.18%
3	AE Outfitters Retail Company	87	514,740	2.01%
4	The Gap, Inc.	76	860,521	1.68%
5	Signet Group plc (2)	113	203,885	1.66%
6	Genesco Inc. (3)	191	285,586	1.45%
7	Abercrombie & Fitch, Co.	77	522,271	1.41%
8	Dick's Sporting Goods, Inc.	22	1,272,713	1.39%
9	Luxottica Group, S.P.A. (4)	132	292,454	1.29%
10	Express Fashions	49	409,730	1.23%
11	Zale Corporation	133	137,908	1.2%
12	Dress Barn, Inc. (6)	117	541,636	1.18%
13	Aeropostale, Inc.	87	316,396	1.16%
14	JC Penney Company, Inc. (5)	75	8,635,417	1.16%
15	Finish Line, Inc.	71	374,344	1.14%
16	Best Buy Co., Inc. (7)	66	576,727	1%
17	New York & Company, Inc.	50	357,522	0.97%
18	Forever 21 Retail, Inc.	22	339,954	0.94%
19	The Buckle, Inc.	49	244,425	0.87%
20	Sun Capital Partners, Inc. (8)	54	650,405	0.86%
21	The Children's Place Retail Stores, Inc.	59	260,812	0.82%
22	Claire's Stores, Inc.	120	142,419	0.8%
23	Barnes & Noble Inc.	20	728,409	0.76%
24	The Regis Corporation	141	170,582	0.72%
25	Charlotte Russe Holding, Inc.	51	351,095	0.71%
		2,195	19,676,645	31.43%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(3)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(4)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(5)	JC Penney Co., Inc. owns 36 of these stores.
(6)	Dress Barn, Inc. operates Justice, dressbarn and maurices.
(7)	Best Buy Co., Inc. operates Best Buy and Best Buy Mobile.
(8)	Sun Capital Partners, Inc. operates Gordmans, Life Uniform, Limited Stores, Fazoli's Restaurants, Smokey Bones and Bar Louie Restaurants.

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Capital Expenditures
(In thousands)

	Three Months	Six Months

Tenant allowances	$16,065	$24,338

Renovations	4,865	5,661

Deferred maintenance:
Parking lot and parking lot lighting	6,951	7,041
Roof repairs and replacements	2,334	3,823
Other capital expenditures	4,777	9,114
Total deferred maintenance expenditures	14,062	19,978

Total capital expenditures	$34,992	$49,977

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2012	2011
Quarter ended:
March 31,	$533	$412
June 30,	950	744
September 30,	—	721
December 31,	—	1,104
	$1,483	$2,981

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Six Months Ended June 30, 2012

Properties Opened During the Six Months Ended June 30, 2012
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Opening Date	Initial Yield
Community Center Expansions:
The Forum at Grandview - Phase II	Madison, MS	83,060	$16,826	$12,255	Summer-12	7.6%

Mall Redevelopment:
Foothills Mall/Plaza - Carmike Cinemas	Maryville, TN	45,276	$8,337	$8,683	March-12	7.3%

Total Properties Opened		128,336	$25,163	$20,938

Properties Under Development at June 30, 2012
(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Expected Opening Date	Initial Yield
Community Center Expansions:
Waynesville Commons	Waynesville, NC	127,585	$9,987	$8,171	Fall-12	10.6%

Mall Expansions:
The Shoppes at Southaven Towne Center - Phase I	Southaven, MS	15,557	$1,755	$9	Fall-12	17.4%

Outlet Centers:
The Outlet Shoppes at Atlanta (c)	Woodstock, GA	370,456	$80,490	$8,845	Summer-13	10.0%
The Outlet Shoppes at Oklahoma City - Phase II (c)	Oklahoma City, OK	27,986	6,663	107	November-12	11.0%
		398,442	$87,153	$8,952

Mall Redevelopments:
Monroeville Mall - JC Penney/Cinemark	Pittsburgh, PA	464,792	$26,178	$8,029	Fall-12/Winter-13	7.6%

Total Under Development		1,006,376	$125,073	$25,161

(a) Total Cost is presented net of reimbursements to be received.
(b) Cost to Date does not reflect reimbursements until they are received.
(c) The Outlet Shoppes at Atlanta and The Outlet Shoppes at Oklahoma City are 75/25 joint ventures. Total cost and cost to date are reflected at 100 percent.